UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 27, 2008

Darwin Professional Underwriters, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32883	03-0510450
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9 Farm Springs Road, Farmington, Connecticut		06032
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	860-284-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On February 27, 2008, Darwin Professional Underwriters, Inc. (the "Company") issued a press release on the subject of its 2007 fourth quarter and 2007 fiscal year earnings. A copy of such release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

99.1 2007 Fourth Quarter and Annual Earnings Release, dated Februrary 27, 2008

The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Darwin Professional Underwriters, Inc.

February 28, 2008	By:	Timothy J. Curry

Name: Timothy J. Curry
Title: VP & Asst. General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	2007 Fourth Quarter and Annual Earnings Release, dated February 27, 2008